UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	001-34762		31-1042001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. employer identification number)

255 East Fifth Street, Suite 900	Cincinnati,	Ohio	45202
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, No par value	FFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01    Entry into a Material Definitive Agreement.

Overview

On August 11, 2025, First Financial Bancorp., an Ohio corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BankFinancial Corporation, a Maryland corporation (“Seller” or “BankFinancial”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Seller would merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger. Immediately following the Merger, the Company will cause Seller’s wholly owned banking subsidiary, BankFinancial, National Association, a national banking association (“Seller Bank”), to merge with and into the Company’s wholly-owned banking subsidiary, First Financial Bank, an Ohio state-chartered bank (“First Financial Bank”) (the “Bank Merger”), with First Financial Bank continuing as the surviving bank in the Bank Merger.

The Merger Agreement has been unanimously approved by the boards of directors of the Company and Seller. The Merger is expected to close in the fourth quarter of 2025, subject to satisfaction of customary closing conditions, certain of which are described below, regulatory approvals and approval of Seller’s stockholders.

Merger Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value per share, of Seller, issued and outstanding immediately prior to the Effective Time, will be converted into the right to receive 0.480 of a share of common stock, no par value, of the Company (the “Company Common Stock”).

Representations and Warranties; Covenants; Indemnification

The Merger Agreement contains customary representations and warranties from the Company and Seller, and each party has agreed to customary covenants, including, among others, relating to (a) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (b) maintenance of its business organization, employees and advantageous business relationships and (c) taking no actions that would reasonably be expected to materially adversely affect or materially delay or impair the ability to obtain any necessary regulatory or other approvals required to consummate the Merger on a timely basis. Seller has also agreed to call a meeting of its stockholders to approve the Merger.

Under the Merger Agreement, each of the Company and Seller has agreed to use its reasonable best efforts to obtain, as promptly as practicable, all consents required to be obtained from any governmental authority or other third party that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Merger and the Bank Merger). Notwithstanding such general obligation to obtain such consents of governmental authorities, neither the Company nor Seller is required or permitted to take any action that would reasonably be expected to have a material adverse effect on the surviving corporation and its subsidiaries, taken as a whole, after giving effect to the Merger and the Bank Merger (a “Materially Burdensome Regulatory Condition”).

The Company has agreed to indemnify and hold harmless each present and former director of Seller and its subsidiaries, including Seller Bank, for liabilities resulting from such person’s role as a director or officer of Seller and its subsidiaries, including Seller Bank. The Company will maintain directors’ and officers’ liability insurance for such directors and officers for a period of six years after the Effective Time.

Closing Conditions

The completion of the Merger is subject to customary conditions, including (a) approval of the Merger by Seller’s stockholders, (b) authorization for listing on the NASDAQ Stock Market LLC of the shares of Company Common Stock to be issued in connection with the Merger, subject to official notice of issuance, (c) effectiveness of the Registration Statement on Form S-4 for the Company Common Stock to be issued in the Merger, (d) the receipt of specified governmental consents and approvals that are necessary to consummate the transactions contemplated by the Merger Agreement, including from the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Ohio Department of Commerce, Division of Financial Institutions, and termination or expiration of all applicable waiting periods in respect thereof, in each case without the imposition of a Materially Burdensome Regulatory Condition, and (e) the absence of any order, injunction, decree or other legal restraint preventing the consummation of the Merger or the Bank Merger or making the completion of the Merger or the Bank Merger illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement, and (iii) receipt by such party of an opinion from counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Termination; Termination Fee

The Merger Agreement is terminable at any time prior to closing by mutual consent of the Company and Seller and in the following limited circumstances: (a) by either the Company or Seller, if the other party has not satisfied their respective closing conditions as of one year from the date of the Merger Agreement and the failure of satisfying such closing condition has not been waived, except that this one year period shall be automatically extended for an additional ten days if such failure to satisfy the closing conditions is a result of the failure to obtain any necessary governmental or regulatory approvals; (b) by either the Company or Seller if any court or governmental authority takes any final and nonappealable action enjoining, prohibiting or making illegal any of the transactions contemplated by the Merger Agreement; (c) by either the Company or Seller if any governmental authority required to approve the transactions contemplated by the Merger Agreement has denied such approval and such denial has become final and nonappealable; (d) by the Company if there is an uncured (within 45 days of written notice) material breach by Seller that would result in the failure of a closing condition; provided, that the Company is not in material breach of any representation, warranty, obligation, covenant or other agreement under the Merger Agreement; (e) by Seller if there is an uncured (within 45 days of written notice) material breach by the Company that would result in the failure of a closing condition; provided, that Seller is not in material breach of any representation, warranty, obligation, covenant or other agreement under the Merger Agreement; or (f) by the Company, before approval of the Merger by Seller’s stockholders or, if Seller or Seller’s board of directors (i) (A) withholds, withdraws, qualifies or modifies in a manner adverse to Company the recommendation that the Merger be approved, (B) fails to make the recommendation in Seller’s proxy statement, (C) adopts, approves, recommends or endorses an acquisition proposal (or publicly announces its intention to do so), (D) fails to publicly and without qualification (x) recommend against any acquisition proposal or (y) reaffirm its recommendation to approve the Merger, in each case within ten business days (or fewer number of days if less than ten business days prior to the stockholder vote) after an acquisition proposal is made public or any request by the Company to do so, (ii) materially breaches its obligations to seek stockholder approval or (iii) materially violates the restrictions in the Merger Agreement forbidding certain acquisition proposals.

The Merger Agreement provides that a termination fee of $5.0 million will be payable by Seller to the Company following termination of the Merger Agreement under certain circumstances.

Important Statements Regarding the Merger Agreement

The foregoing description of the Merger Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between Seller and the Company instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other dates as are specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Seller or the Company, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Seller, the Company, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Seller and a prospectus of the Company, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Seller and the Company makes with SEC.

Item 7.01    Regulation FD Disclosure.

On August 11, 2025, the Company and Seller issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. Additionally, the investor presentation attached as Exhibit 99.2 incudes supplemental information regarding the Merger, and the executive officers of the Company intend to use the materials filed herewith, in whole or in part, in one or more meetings with investors and analysts.

The Company does not intend for this Item 7.01, Exhibit 99.1 or Exhibit 99.2 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and between First Financial Bancorp. and BankFinancial Corporation, dated as of August 11, 2025
99.1	Joint Press Release announcing execution of Merger Agreement, dated August 11, 2025
99.2	Investor Presentation Materials, dated August 11, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

*Schedules to the Merger Agreement have been omitted. A copy of any omitted schedule will be furnished supplementally to the SEC upon its request.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of the Company and BankFinancial, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transactions on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of the Company or BankFinancial or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following:

•the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;
•the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and the possibility that the proposed transaction does not close when expected or at all because required regulatory approvals, the approval by BankFinancial’s stockholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all;
•the outcome of any legal proceedings that may be instituted against the Company or BankFinancial;
•the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and BankFinancial operate;
•the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;
•the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks;
•the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;
•the diversion of management’s attention from ongoing business operations and opportunities;

•potential adverse reactions of the Company’s or BankFinancial’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;
•a material adverse change in the financial condition of the Company or BankFinancial;
•changes in the Company’s share price before closing;
•risks relating to the potential dilutive effect of shares of the Company’s common stock to be issued in the proposed transaction;
•general competitive, economic, political and market conditions;
•major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; and
•other factors that may affect future results of the Company or BankFinancial, including, among others, changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause the Company, BankFinancial, or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the Company’s, BankFinancial’s, or the combined company’s results.

Although each of the Company and BankFinancial believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of the Company or BankFinancial will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in each of the Company’s and BankFinancial’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by the Company and BankFinancial with the Securities Exchange Commission (“SEC”). The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company, BankFinancial or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. The Company and BankFinancial urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by the Company and BankFinancial. Forward-looking statements speak only as of the date they are made, and the Company and BankFinancial undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

No Offer or Solicitation

This current report does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed transaction between the Company and BankFinancial. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Important Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of the Company capital stock to be issued in connection with the proposed transaction. The Registration Statement will include a proxy statement of BankFinancial and a prospectus of the Company (the “Proxy Statement/Prospectus”), and the Company and BankFinancial may file with the SEC other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BANKFINANCIAL AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about the Company and BankFinancial, may be obtained, free of charge, at the SEC’s website (www.sec.gov) when they are filed. Copies of documents filed with the SEC by the Company will be made available free of charge in the “Investor Relations” section of the Company’s website, https://www.bankatfirst.com/about/investor-relations.html. Copies of documents filed with the SEC by BankFinancial will be made available free of charge in the “Investor Relations” section of BankFinancial’s website, https://www.bankfinancial.com/investor-relations. The information on the Company’s and BankFinancial’s websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in Solicitation

Seller and its directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information concerning Seller’s participants is set forth in the Proxy Statement, dated June 16, 2025, for Seller’s 2025 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and interests of participants of Seller in the solicitation of proxies in respect of the Merger will be included in the Registration Statement and Proxy Statement/Prospectus to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Karen B. Woods
Karen B. Woods
General Counsel

Date:	August 11, 2025